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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          April 28, 1997
                                                --------------------------------


                             Prestige Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Pennsylvania                 33-32692                  25-1785128
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(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)

710 Old Clairton Road                Pleasant Hills, PA                 15236
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(Address of Principal Executive Office                                (Zip Code)


Registrant's telephone number, including area code         (412) 655-1190
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Reasons for Report:

        On April 28, 1997, Prestige Bancorp, Inc. ("Bancorp") completed its stock repurchase 5% of the outstanding shares of common stock of the Bancorp.

        On February 24, 1997, when Bancorp received approval for the stock repurchase, there were 963,023 common shares outstanding. As of April 28, 1997, there are now 914,873 common shares of the Bancorp outstanding due to the stock repurchases.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                DATE           April 28, 1997
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                                REGISTRANT     Prestige Bancorp, Inc.
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                                SIGNATURE      /s/ Robert S. Zyla
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                                TITLE          President
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